SECURITES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                   FORM 8-K/A

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                   ----------

Date  of  Report                              Date  of  earliest  event reported
July  17,  2001                                         May  4,  2001

                         CARDIOTECH INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                                    000-28034
                            (Commission File Number)

Massachusetts                                          04-3186647
(State  or  other                                    (IRS  Employer
jurisdiction  of                                   Identification  No.)
incorporation)

                               78E Olympia Avenue
                                Woburn, MA 01801
              (Address of principal executive offices) (Zip Code)

Registrant's  telephone  number,  including  area  code:  (781)  933-4772

The purpose of this report is to amend the CardioTech International, Inc. Current Report on Form 8-K dated May 18, 2001 relative to the acquisition of CMED Catheter and Disposables Technology, Inc. ("CDT"). Included in this amendment are Item 2, financial statements of business acquired (Item 7(a)) and pro forma financial information (Item 7(b)).


Item  2.  Acquisition  or  Disposition  of  Assets

     On May 4, 2001, CardioTech International, Inc., a Massachusetts corporation ("Cardiotech"), completed the acquisition of all the shares of CMED Catheter and Disposables Technology, Inc., a Minnesota corporation ("CDT"), from Colorado Medtech, Inc., a Colorado corporation ("Medtech") pursuant to an Acquisition Agreement dated as of April 30, 2001, by and among Cardiotech, CDT and Medtech.

     CDT is an original equipment manufacturer; supplier of specialized disposable medical devices to medical device companies from concept to finished packaged, sterile product; and uses its experience in the design, development, prototyping and manufacturing to provide turnkey contract services. CDT's facility is ISO 9001 and EN 46001 certified and includes a "Class 10,000" clean room.


     The consideration paid by Cardiotech to Medtech was $1,300,000 in a cash payment, $130,000 of which was placed into escrow pursuant to the terms of the agreement. The cash consideration used in the purchase came from Cardiotech's working capital. In connection with the transaction, Cardiotech acquired net assets of CDT having a book value of approximately $375,000. Additionally, the Company incurred transaction costs of approximately $130,000. The acquisition will be accounted for in accordance with the purchase method of accounting. Accordingly the Company will allocate the excess purchase price over net assets acquired at their fair market value to identifiable intangible assets and goodwill. Operations of CDT will be included in CardioTech's operations from the date of the acquisition.

     The description contained herein of the transaction is qualified in its entirety by reference to the Acquisition Agreement (Exhibit 2.1), and a copy of CardioTech's press release announcing the purchase (Exhibit 99.1), copies of which were previously filed in CardioTech's Current Report on Form 8-K dated May 18, 2001, and are incorporated herein by reference.


                                       1.

Item  7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial  statements  of  business  acquired.


                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
Independent Auditor's Report                                                  3.
Balance Sheet as of March 31, 2001                                            4.
Statement of Operations for the 12 Months Ended March 31, 2001                5.
Statement of Parent Company's Investment and Other Comprehensive
  Loss for the 12 Months Ended March 31, 2001                                 6.
Statement of Cash Flows for the 12 Months Ended March 31, 2001                7.
Notes to Financial Statements                                                 8.


                                       2.

REPORT  OF  INDEPENDENT  PUBLIC  ACCOUNTANTS


To CMED Catheter and Disposables Technology, Inc.:

We have audited the accompanying balance sheet of CMED Catheter and Disposables Technology, Inc. (the Company) (a Minnesota corporation and wholly owned subsidiary of Colorado Medtech, Inc.) as of March 31, 2001 and the related statement of operations, parent company's investment and other comprehensive loss and cash flows for the 12 months ended March 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CMED Catheter and Disposables Technology, Inc. as of March 31, 2001 and the results of its operations and its cash flows for the 12 months ended March 31, 2001 in conformity with accounting principles generally accepted in the United States.



                                                        /s/  Arthur Andersen LLP



Boston,  Massachusetts
July  6,  2001


                                       3.

CMED  CATHETER  AND
DISPOSABLES  TECHNOLOGY,  INC.
(A Wholly Owned Subsidiary of Colorado Medtech, Inc.)

Balance  Sheet
as  of  March  31,  2001

                          ASSETS

Current Assets:
  Cash and cash equivalents                                       $ 95,020
  Accounts receivable, net of allowance of approximately $40,000   661,706
  Inventory                                                         67,915
  Prepaid expenses and other current assets                            757
                                                                  ---------

      Total current assets                                         825,398
                                                                  ---------

Property and Equipment, at cost:
  Manufacturing and office equipment                               231,539
  Computer equipment                                               128,020
  Leasehold improvements                                            38,019
                                                                  ---------

                                                                   397,578

Less-Accumulated depreciation and amortization                     312,083
                                                                  ---------

                                                                    85,495
                                                                  ---------
Investments                                                         33,750
                                                                  ---------

                                                                  $944,643
                                                                  =========

LIABILITIES AND EQUITY

Current Liabilities:
  Accounts payable                                                $ 58,213
  Accrued expenses                                                 173,308
  Customer deposits                                                199,187
                                                                  ---------

      Total current liabilities                                    430,708
                                                                  ---------
Commitments and Contingencies (Note 4)
Equity:
  Parent company investment                                        523,935
  Accumulated other comprehensive loss                             (10,000)
                                                                  ---------

                                                                   513,935
                                                                  ---------

      Total liabilities and equity                                $944,643
                                                                  =========

The accompanying notes are an integral part of these financial statements.


                                       4.

CMED  CATHETER  AND
DISPOSABLES  TECHNOLOGY,  INC.
(A Wholly Owned Subsidiary of Colorado Medtech, Inc.)

Statement  of  Operations
for the 12 Months Ended March 31, 2001

Revenues                                                          $ 2,391,691

Cost of Revenues                                                    1,675,940
                                                                  ------------
Gross Profit                                                          715,751
                                                                  ------------

Operating Expenses:
  Selling, general and administrative                                 595,263
  Goodwill impairment                                               1,321,656
                                                                  ------------

      Total operating expenses                                      1,916,919
                                                                  ------------

      Loss from operations                                         (1,201,168)

Other Income                                                           16,507
                                                                  ------------

Net Loss Before Income Taxes Benefit                               (1,184,661)

Income Taxes Benefit                                                  450,000
                                                                  ------------

Net Loss                                                          $  (734,661)
                                                                  ============

The  accompanying  notes  are  an  integral  part of these financial statements.


                                       5.

CMED  CATHETER  AND
DISPOSABLES  TECHNOLOGY,  INC.
(A Wholly Owned Subsidiary of Colorado Medtech, Inc.)

Statement of Parent Company's Investment and Other
Comprehensive  Loss
for  the  12  Months  Ended  March  31,  2001

                                             NET         ACCUMULATED
                                            PARENT          OTHER
                                           COMPANY      COMPREHENSIVE      TOTAL      COMPREHENSIVE
                                          INVESTMENT    INCOME (LOSS)     EQUITY          LOSS
Balance, March 31, 2000                  $ 1,758,736   $       26,000   $1,784,736

  Net activity with parent company          (500,140)               -     (500,140)
  Unrealized loss on available-for-sale
    investment, net of applicable taxes            -          (36,000)     (36,000)  $      (36,000)
  Net loss                                  (734,661)               -     (734,661)        (734,661)
                                         ------------  ---------------  -----------  ---------------

      Comprehensive loss for the year
      ended March 31, 2001                                                           $     (770,661)
                                                                                     ===============

Balance, March 31, 2001                  $   523,935   $      (10,000)  $  513,935
                                         ============  ===============  ===========

The  accompanying  notes  are  an  integral  part of these financial statements.


                                       6.

CMED  CATHETER  AND
DISPOSABLES  TECHNOLOGY,  INC.
(A Wholly Owned Subsidiary of Colorado Medtech, Inc.)

Statement  of  Cash  Flows
For the 12 Months Ended March 31, 2001

Cash Flows from Operating Activities:
  Net loss                                                                         $ (734,661)
  Adjustments to reconcile net loss to net cash provided by operating activities-
    Depreciation and amortization                                                      56,672
    Goodwill impairment                                                             1,321,656
    Noncash tax effect of unrealized loss on investment                                24,630
    Changes in current assets and liabilities:
      Accounts receivable                                                            (146,931)
      Unbilled revenue                                                                 64,957
      Inventory                                                                        43,023
      Prepaid expenses and other current assets                                        10,539
      Accounts payable                                                                (35,013)
      Accrued expenses                                                               (128,969)
      Customer deposits                                                               106,437
                                                                                   -----------

         Net cash provided by operating activities                                    582,340
                                                                                   -----------

Cash Flows from Investing Activities:
  Purchases of property and equipment                                                 (22,845)
                                                                                   -----------

Cash Flows from Financing Activities:
  Change in parent company investment                                                (500,140)
                                                                                   -----------

Net Increase in Cash and Cash Equivalents                                              59,355
                                                                                   -----------

Cash and Cash Equivalents, beginning of period                                         35,665
                                                                                   -----------

Cash and Cash Equivalents, end of period                                           $   95,020
                                                                                   ===========

The  accompanying  notes  are  an  integral  part of these financial statements.


                                       7.

CMED  CATHETER  AND
DISPOSABLES  TECHNOLOGY,  INC.
(A Wholly Owned Subsidiary of Colorado Medtech, Inc.)

Notes  to  Financial  Statements
March  31,  2001


(1)  OPERATIONS  AND  SIGNIFICANT  ACCOUNTING  POLICIES

     CMED Catheter and Disposables Technology, Inc. (CDT or the Company) was incorporated in April 1986. CDT specializes in the custom development and manufacture of unique medical disposable products and the sale of custom equipment for the manufacture of these products. On May 4, 2001, CardioTech International, Inc. (Cardiotech), a Massachusetts corporation, completed the acquisition of all the shares of CDT, from Colorado Medtech, Inc.
     (CMED), a Colorado corporation, pursuant to an Acquisition Agreement dated as of April 30, 2001, by and among Cardiotech, CDT and CMED. The consideration paid by Cardiotech to CMED was $1,300,000 in a cash payment, $130,000 of which was placed into escrow for a period of 12 months pursuant to the terms of the agreement. In connection with this transaction, Cardiotech acquired certain assets and assumed certain liabilities of CDT.

     CDT was a wholly owned subsidiary of Colorado Medtech, Inc. (CMED or Parent), a public company. These financial statements have been derived from the consolidated financial statements and accounting records of CMED using the historical results of operations and historical basis of the assets and liabilities of CDT. Management believes the assumptions underlying the financial statements are reasonable. However, the financial statements included herein may not necessarily reflect CDT's results of operations, financial position and cash flows in the future or what its results of operations, financial position and cash flows would have been had CDT been a stand-alone company during the periods presented.

     The financial statements have been prepared in accordance with accounting principles generally accepted in the United States and include all accounts that are directly attributable to CDT. Certain of CMED's assets that benefited more than one of its business segments have not been included in the accompanying financial statements. However, an allocation of costs attributable to these assets has been included in the accompanying statement of operations (see Note 3). CMED uses a centralized approach to cash management and the financing of its consolidated operations. Changes in the parent company's investment represent any funding required from CMED for working capital or capital expenditure requirements after giving effect to CDT's transfers of its cash flows from operations to or from CMED along with the recognition of a tax benefit used by the Parent filing taxes on a consolidated basis (see Note 2).

     The accompanying financial statements reflect the application of certain significant accounting policies as described in this note and elsewhere in the accompanying financial statements and notes.

     (a)  CASH  EQUIVALENTS

          Cash equivalents are stated at cost, which approximates fair market value, and have maturities of 90 days or less at the date of purchase.

     (b)  INVESTMENTS

          Investments consist of marketable equity securities, which are classified as available-for-sale and, accordingly, are carried at fair market value with unrealized gains and losses reflected in other comprehensive income (loss).

     (c) CONCENTRATIONS OF CREDIT RISK, SIGNIFICANT CUSTOMERS AND LIMITED SUPPLIERS

          The financial instruments that potentially subject CDT to concentrations of credit risk are cash and accounts receivable. CDT has no significant off-balance-sheet concentrations such as foreign


                                       8.

CMED  CATHETER  AND
DISPOSABLES  TECHNOLOGY,  INC.
(A Wholly Owned Subsidiary of Colorado Medtech, Inc.)

          exchange contracts, options contracts or other foreign hedging arrangements. CDT's cash holdings are held in accredited financial institutions.

          For the 12 months ended March 31, 2001, three customers, each of which contributed more than 10% of revenues, accounted for an aggregate of 61% of revenues. As of March 31, 2001, two customers accounted for an aggregate of 65% of CDT's accounts receivable balance.

     (d)  INVENTORIES

          Inventories are stated at the lower of cost (first-in, first out) or market and consist primarily of raw materials at March 31, 2001.

     (e)  DEPRECIATION  AND  AMORTIZATION

          CDT provides for depreciation and amortization using the straight-line method and charges to operations amounts estimated to allocate the cost of the assets over their estimated useful lines, as follows:

                                                                ESTIMATED
                                                               USEFUL LIFE

                  Manufacturing  and  office  equipment        5  years
                  Computer  equipment                          3  years
                  Leasehold  improvements                       Life of lease

     (f)  LONG-LIVED  ASSETS

          Statement of Financial Accounting Standards (SFAS) No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of, requires the Company to continually evaluate whether events or circumstances have occurred that indicate that the estimated useful life of its long-lived assets may warrant revision or that the carrying value of these assets may be impaired. To compute whether assets have been impaired, the estimated gross cash flows for the estimated remaining useful life of the assets are compared to the carrying value. To the extent that the gross cash flows are less than the carrying value, the assets are written down to the estimated fair value of the asset.

          During the 12 months ended March 31, 2001, due to the continual operating losses incurred at CDT and the departure of certain key members of CDT management, the Company evaluated the carrying value of its goodwill. The evaluation compared the expected future undiscounted cash flows from CDT to the carrying amount of the goodwill. Based upon this analysis, it was determined that expected future cash flows from CDT were negative; therefore, the entire carrying amount of goodwill was written off as an impairment charge.

     (g)  REVENUE  RECOGNITION

          CDT recognizes revenue for nonproprietary products upon shipment of the related products and recognizes revenues for engineering contract services as work is performed on a time-and-materials basis and contract requirements are met provided there is evidence of an arrangement, the fee is fixed or determinable and collectibility is probable. Unanticipated losses on engineering contracts are provided for, in full, when determinable. Customer deposits represent cash received in advance of revenue recognition.


                                       9.

CMED  CATHETER  AND
DISPOSABLES  TECHNOLOGY,  INC.
(A Wholly Owned Subsidiary of Colorado Medtech, Inc.)

     (h)  ACCUMULATED  OTHER  COMPREHENSIVE  LOSS

          CDT applies Financial Accounting Standards Board (FASB) SFAS No. 130, Reporting Comprehensive Income, and presents such information in the statement of parent company's investment. The Company's change in unrealized gain (loss) on available-for-sale investment represents the single component of accumulated other comprehensive loss of $10,000 at March 31, 2001.

     (i)  FAIR  VALUE  OF  FINANCIAL  INSTRUMENTS

          The carrying amounts of CDT's financial instruments, which include cash equivalents, accounts receivable, accounts payable and accrued expenses, approximate their fair value.

     (j)  USE  OF  ESTIMATES

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (k)  DISCLOSURES  ABOUT  SEGMENTS  OF  AN  ENTERPRISE

          SFAS No. 131, Disclosures about Segments of an Enterprise and Related Information, establishes standards for reporting information regarding operating segments and establishes standards for related disclosures about products and services and geographic areas. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision making group, in making decisions regarding resource allocation and assessing performance. To date, CDT has viewed its operations and manages its business as principally one operating segment.


                                      10.

CMED  CATHETER  AND
DISPOSABLES  TECHNOLOGY,  INC.
(A Wholly Owned Subsidiary of Colorado Medtech, Inc.)

(2)  INCOME  TAXES

     CDT provides for income taxes in accordance with the pro-rate method under SFAS No. 109, Accounting for Income Taxes. Income tax provisions (benefit) have been included in the accompanying statement of operations as if CDT had a tax-sharing arrangement with CMED. However, as CDT was included with CMED's consolidated income tax returns, income tax payments and deferred tax items were the responsibility of CMED. Accordingly, tax assets and liabilities attributable to CDT have been included in the parent company investment in the accompanying balance sheet.

(3)  RELATED  PARTY  TRANSACTIONS

     As indicated in Note 1, CDT was a wholly owned subsidiary of CMED; consequently, these financial statements have been derived from the consolidated financial statements and accounting records of CMED and reflect significant assumptions and allocations.

     The statement of operations includes expenses that are allocated to the Company by the Parent. These expenses include, among other things, support services such as financial, computer, legal, sales, marketing, customer support, accounting and executive management advisory functions, as well as rent and administrative costs. The Company recorded expenses of $66,096 relating to these allocations in the 12 months ended March 31, 2001, which the Company believes represents arm's-length costs and which are included in selling, general and administrative in the accompanying statement of operations.

(4)  COMMITMENTS & CONTINGENCIES

     The Company is, from time to time, subject to claims arising in the ordinary course of business. While the outcome cannot be predicted with certainty, management does not expect these matters to have a material adverse effect on the consolidated results of operations and financial condition of the Company.


                                      11.

     (b)  Pro  forma  financial  information.


                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2001    13.

Unaudited Pro Forma Condensed Combined Statement of Operations for the
   12  Months  Ended  March  31,  2001                                       14.

Notes to Unaudited Pro Forma Condensed Combined Financial Information        15.


     The accompanying pro forma condensed combined financial information are prepared to illustrate the estimated effects of CardioTech International, Inc.'s (the "Company" or "CardioTech") acquisition of CMED Catheter and Disposables Technology, Inc. ("CDT"), accounted for under the purchase method of accounting. The pro forma condensed combined balance sheet combines CardioTech's March 31, 2001 consolidated balance sheet with CDT's March 31, 2001 balance sheet and gives effect to the pro forma transactions as if they occurred on March 31, 2001, the last day of the Company's most recently completed fiscal year. The pro forma condensed consolidated statement of operations for the 12 months ended March 31, 2001 combines CardioTech's and CDT's historical results for the respective period and gives effect to the pro forma transactions as if they occurred on April 1, 2000.

     Based on the timing of the closing of the transaction, the finalization of the integration plans and other factors, the final purchase adjustments may differ materially from those presented in the pro forma condensed combined financial information. A final appraisal of the intangibles will be performed as of the closing date and the allocation adjusted accordingly. The effect of these adjustments on the results of operations will depend on the nature and amount of the assets or liabilities adjusted.

     The unaudited pro forma condensed combined financial information does not purport to represent what the consolidated financial position or results of operations actually would have been if the acquisition, in fact, had occurred on March 31, 2001 or on April 1, 2000 or to project the consolidated financial position or results of operations as of any future date or any future period. CardioTech is developing plans for integration of CDT and has not determined if there will be any cost savings. This information should be read in conjunction with historical consolidated financial statements of CardioTech and CDT, including the related notes and other financial information.


                                      12.

                              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                                 MARCH 31, 2001

                                                        HISTORICAL
                                                -----------------------    PRO FORMA
                                                 CARDIOTECH      CDT      ADJUSTMENTS             PRO FORMA
                                                    (1)          (2)          (3)                  COMBINED
                                                ------------  ---------  -------------           ------------
ASSETS
Current Assets:
  Cash and cash equivalents                     $ 5,110,000   $ 95,000   $ (1,430,000)  (B) (C)  $ 3,775,000
  Accounts receivable                               152,000    662,000              -                814,000
  Inventory                                          74,000     68,000              -                142,000
  Other current assets                               63,000      1,000              -                 64,000
                                                ------------  ---------  -------------           ------------
    Total current assets                          5,399,000    826,000     (1,430,000)             4,795,000

Property and equipment, net                         330,000     85,000              -                415,000
Cash in escrow                                      712,000          -              -                712,000
Other non-current assets, net                       810,000     34,000              -                844,000
Acquired intangibles                                      -          -        916,000       (A)      916,000
                                                ------------  ---------  -------------           ------------

Total Assets                                    $ 7,251,000   $945,000   $   (514,000)           $ 7,682,000
                                                ============  =========  =============           ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Accounts payable                              $   382,000   $ 58,000   $          -            $   440,000
  Accrued expenses                                  345,000    174,000              -                519,000
  Deferred revenues                                  92,000    199,000              -                291,000
                                                ------------  ---------  -------------           ------------
    Total Current Liabilities                       819,000    431,000              -              1,250,000

Long-term obligations                               378,000          -              -                378,000
                                                ------------  ---------  -------------           ------------

Total Liabilities                                 1,197,000    431,000              -              1,628,000
                                                ------------  ---------  -------------           ------------

Stockholders' Equity:
  Common stock                                       85,000          -              -                 85,000
  Additional paid-in capital                     14,680,000          -              -             14,680,000
  Net parent company investment                           -    524,000       (524,000)      (D)            -
  Accumulated deficit                            (8,226,000)         -              -             (8,226,000)
  Accumulated other comprehensive loss                    -    (10,000)        10,000       (D)            -
  Notes receivable from officers and consultants   (445,000)         -              -               (445,000)
                                                ------------  ---------  -------------           ------------
                                                  6,094,000    514,000       (514,000)             6,094,000
  Less: Treasury stock, at cost                     (40,000)                                         (40,000)
                                                ------------  ---------  -------------           ------------
                                                  6,054,000    514,000       (514,000)             6,054,000
                                                ------------  ---------  -------------           ------------

Total Liabilities and Stockholders' Equity      $ 7,251,000   $945,000   $   (514,000)           $ 7,682,000
                                                ============  =========  =============           ============


                                      13.

                  UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                              FOR THE 12 MONTHS ENDED MARCH 31, 2001

                                               HISTORICAL
                                       --------------------------
                                        CARDIOTECH       CDT         PRO FORMA          PRO FORMA
                                           (1)           (2)        ADJUSTMENTS          COMBINED
                                       ------------  ------------  -------------       ------------
Total Revenues                         $ 1,543,000   $ 2,392,000   $          -        $ 3,935,000
                                       ------------  ------------  -------------       ------------

Expenses:
  Cost of revenues                         914,000     1,676,000              -          2,590,000
  Research and development                 410,000             -              -            410,000
  Selling, general and administrative    1,736,000       595,000              -          2,331,000
  Goodwill impairment                            -     1,322,000     (1,322,000)  (E)            -
  Amortization of acquired intangibles           -             -        183,000   (E)      183,000
                                       ------------  ------------  -------------       ------------
                                         3,060,000     3,593,000     (1,139,000)         5,514,000
                                       ------------  ------------  -------------       ------------
Loss from operations                    (1,517,000)   (1,201,000)     1,139,000)        (1,579,000)

Other income                             7,222,000        16,000              -          7,238,000
                                       ------------  ------------  -------------       ------------

Net income (loss) before benefit
  for income taxes                       5,705,000    (1,185,000)     1,139,000          5,659,000
Income taxes benefit                             -       450,000       (450,000)   (F)           -
                                       ------------  ------------  -------------       ------------

Net income (loss)                      $ 5,705,000   $  (735,000)  $    689,000        $ 5,659,000
                                       ============  ============  =============       ============

Net income (loss) per share:
  Basic                                                                                $      0.67
                                                                                       ============
  Diluted                                                                              $      0.60
                                                                                       ============

Shares used in computing net income
(loss) per share:
  Basic                                                                                  8,424,374
                                                                                       ============
  Diluted                                                                                9,393,742
                                                                                       ============


                                      14.

      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

NOTE  1.     BASIS  OF  PRESENTATION

     The unaudited pro forma condensed combined statements of operations for the 12 months ended March 31, 2001 give effect to the acquisition as if the transaction had occurred at the beginning of the period presented. The unaudited pro forma condensed combined balance sheet of March 31, 2001 gives effect to the acquisition as if it had occurred on March 31, 2001. The unaudited pro forma condensed combined financial information is based upon a preliminary calculation of the purchase price and a preliminary purchase price. The unaudited information will change based upon the actual closing.

Below  is  a  table  of  the  estimated  purchase  price:

                                                   Total
                                                 ----------
Estimated purchase price:
  Cash paid                                      $1,300,000
  Estimated acquisition-related fees and expenses   130,000
                                                 ----------

    Total estimated purchase price               $1,430,000
                                                 ==========

Below is a table of the preliminary purchase price allocation:

                                                   Total
                                                 ----------
Estimated purchase price allocation:
  Net tangible assets acquired                   $  514,000
  Acquired intangibles                              916,000
                                                 ----------

    Total estimated purchase price allocation    $1,430,000
                                                 ==========

NOTE  2.     PRO  FORMA  ADJUSTMENTS

     Adjustments to record the purchase of CDT on the March 31, 2001 unaudited pro forma condensed combined balance sheet are as follows:

          (A)  To  record  acquired  intangibles  of  $916,000.

          (B)  To  record  payment of acquirsition related expenses of $130,000.

          (C)  To  record  cash  paid  at  acquisition  of  $1,300,000.

          (D)  To  eliminate  equity  accounts  of  CDT.

          Adjustments to record amortization of acquired intangibles in the unaudited pro forma condensed combined statement of operations for the 12 months ended March 31, 2001:

          (E) Elimination of previous goodwill and related amortization and amortization of acquired intangibles as a result of this transaction of $183,000.

          (F)  Elimination of CDT Income tax benefit.


                                      15.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, CardioTech International, Inc. has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.



Date:   July 17, 2001                        CARDIOTECH  INTERNATIONAL,  INC.



                                              By:    /s/  Michael  Szycher
                                                     --------------------------
                                                     Michael  Szycher,  Ph.D.
                                                     Chief  Executive  Officer


                                      16.